Exhibit 32.2

Certification pursuant to 18 U.S.C. Section 1350,
as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Mark Wallace, Chief Operating Officer and Principal Accounting & Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.
The Quarterly Report of Escalon Medical Corp. on Form 10-Q for the quarterly period ended September 30, 2019 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 14, 2019

/s/ Mark Wallace
Mark Wallace
Chief Operating Officer and Principal Accounting & Financial Officer